UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2021

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Third Amended and Restated WW International, Inc. 2014 Stock Incentive Plan

On May 11, 2021, WW International, Inc. (the “Company”) held its 2021 annual meeting of shareholders (the “Annual Meeting”) at which the Company’s shareholders approved the Third Amended and Restated WW International, Inc. 2014 Stock Incentive Plan (as further amended and restated, the “A&R 2014 Plan”). The A&R 2014 Plan (i) increases the number of shares of common stock, no par value per share, of the Company with respect to which awards may be granted under the plan by 4,000,000 shares, (ii) extends the term of the plan for ten years from the date on which the Board of Directors approved the A&R 2014 Plan and (iii) makes certain technical edits to the plan (including the removal of provisions that are no longer necessary due to the 2017 amendments to Section 162(m) of the Internal Revenue Code and the removal of provisions related to the one-time stock option exchange program that was implemented in 2015). The material features of the A&R 2014 Plan are described in the section entitled “Proposal 3 Approval of the Company’s Third Amended and Restated 2014 Stock Incentive Plan” on pages 9 through 16 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 6, 2021 in connection with the Annual Meeting, which pages are incorporated herein by reference. A copy of the A&R 2014 Plan is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders (1) elected the persons listed below to serve as Class II directors for a term of three years expiring at the Company’s 2024 annual meeting of shareholders and until their successors have been duly elected and qualified or until the earlier of their resignation, removal, retirement, disqualification or death; (2) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2021; (3) approved the A&R 2014 Plan; and (4) approved, on an advisory basis, the Company’s named executive officer compensation. Set forth below are the voting results for these proposals.

1.

Election of four Class II directors for a term of three years expiring at the Company’s 2024 annual meeting of shareholders and until their successors have been duly elected and qualified or until the earlier of their resignation, removal, retirement, disqualification or death:

Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Denis F. Kelly	56,876,634	298,305	5,812,843
Julie Rice	56,231,297	943,642	5,812,843
Christopher J. Sobecki	54,086,850	3,088,089	5,812,843
Oprah Winfrey	54,754,147	2,420,792	5,812,843

2.	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2021:

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,057,747	781,478	148,557	N/A

3.	Approval of the A&R 2014 Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,700,067	13,353,454	121,418	5,812,843

4.	Advisory vote to approve the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,975,815	13,009,322	189,802	5,812,843

Item 9.01 Financial	Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

Exhibit 10.1	Third Amended and Restated WW International, Inc. 2014 Stock Incentive Plan.

Exhibit 99.1	The section entitled “Proposal 3 Approval of the Company’s Third Amended and Restated 2014 Stock Incentive Plan” appearing on pages 9-16 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 6, 2021 is incorporated herein by reference.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: May 12, 2021	By:	/s/ Amy O’Keefe
	Name:	Amy O’Keefe
	Title:	Chief Financial Officer

4